Q2ʼ23 Shareholder Letter August 1, 2023

Dear Shareholders, Vimeo made real forward progress in the first half of 2023. We simplified operations, improved our go to market and product experiences, and launched innovative features like AI-powered editing. Compared to the first half of last year, we also delivered improved net income, positive operating cash flow, and moved from Adjusted EBITDA losses to profits with positive Free Cash Flow (FCF). With these foundational accomplishments in place, I believe we are just getting started. While revenue has been experiencing single-digit percent declines, we view this period as transitional, and our results this quarter reinforce our confidence that we are on track to moving Vimeo’s business model to one driving profitable growth in the future. Some of the Q2 items giving us confidence: 1. We lowered the year-over-year rate of decline of our bookings by 2 points sequentially to 3% vs. 5% in Q1’23, and excluding Other, Vimeo bookings grew 2% year-over-year, 2. Enterprise bookings grew 72% and have surpassed Other as a percentage of total bookings, 3. Self-Serve retention, both subscribers and bookings, was again stable sequentially, and Vimeo Enterprise Net Revenue Retention (NRR) was above 100%, 4. Our innovation investments paid off with the release of an AI-powered video creation suite, and 5. We delivered on our promise to get more efficient, driving gross margins up, operating expenses down, and improved profitability in the quarter. Taken together, Q2 showed we are making progress against our larger goals of simplifying Vimeo, returning to growth and getting more efficient. It’s still early days and we have so much more to accomplish, but there is evidence to support our belief that we are on track. We embrace change at Vimeo and we are delighted to welcome Adam Gross to our team as interim CEO. Adam has been a valued board member since we became public and has had a highly relevant set of experiences to drive Vimeo’s business success, and is already forming strong ideas about where to take us in our next chapter. He has begun to onboard and we are collectively excited about his potential impact at Vimeo, including the fresh perspectives we know he will bring to our company. New this quarter is this shareholder letter, which will include all the information previously in our earnings press releases plus commentary on the results and outlook. We are also releasing a short interactive video focused on the main highlights of the quarter that you can watch on our investor relations site. Q2ʼ23 Selected Financials $104M $102M 78% $5.9M $5.0M* $278M Total Bookings Total Revenue Gross Margin Net Income Adj. EBITDA Ending Cash 2*Adjusted EBITDA is a non-GAAP measure. For a reconciliation see page 17. Gillian Munson, CFO

Update on Strategic Priorities Our 2023 strategic priorities are to 1) Simplify Vimeo, 2) Return to Growth, and 3) Get More Efficient. Simply put, we feel great about the progress we’re making. Simplify Vimeo: In Q2, we released product enhancements aimed at making Vimeo more straightforward to navigate that we believe will increase usage and support growth. For example, we simplified our site navigation and sharing tools to make it easier to discover our products and quickly share videos, which has had some encouraging early signals of increased adoption. We also added new capabilities at the cutting-edge of innovation, such as our recently announced AI-powered editing tools (learn more here) and highly desired features such as extending lengths of videos users can edit. And there’s so much more in the roadmap ahead, including a series of foundational UX and product efforts designed to reduce friction and customer time-to-value. Return to Growth: We are continuing to execute a strategy that we believe will turn bookings to growth by the end of 2023, which in turn should drive future revenue growth. We believe growth will be driven by 1) maintaining momentum in Vimeo Enterprise, 2) managing Other to a place where it will not be a meaningful drag on growth, and 3) turning Self-Serve & Add-Ons to growth. While all these factors are important, chief among them is delivering the turn in Self-Serve & Add-Ons. We are laser focused on this effort. Recent indicators that we can achieve this turn include a pricing strategy that is helping to increase new subscriber AOVs, recent stability in our retention rates, and the important product simplification work mentioned above aimed at better retention of current customers and increased conversion for potential new customers. Get More Efficient: We are operating with increased efficiency. In Q2, optimizations to our cost structure and internal processes enabled us to improve net income, operating cash flow, Adjusted EBITDA, and FCF despite a decline in revenue. Q2 headcount was 14% lower than a year ago and we saw additional savings from work we executed in hosting, sales and marketing efficiency, and prudent streamlining across the company. We believe Vimeo has significantly more profit potential, and plan to balance a relentless focus on efficiency with making the right investment choices to drive growth. This operational focus and our strong balance sheet put us in a position to make more strategic decisions on where to invest and when. 3 Simplify Vimeo Return to Growth Get More Efficient

Vimeo Enterprise Vimeo Enterprise continues to show strong momentum. Q2 bookings growth was 72% and revenue growth was 32% year-over-year. The strength of our Enterprise offering and the value it creates for customers is evident in the results. Q2 NRR was over 100% driven by strong upsells in the quarter. Underlying metrics were also strong, with seats filled and monthly active team users both up more than 100% year-over-year. Ending subscriber growth was 44% year-over-year while ARPU was down 7% due to the relative strength we saw in signing mid-market customers discussed in prior quarters. We are seeing good traction with some of our add-on features including interactive video. We again had some impressive new customer wins. Companies including Whole Foods, Swarovski, Gilead, and Porsche signed up to use Vimeo for executive communications. Rockport and REEF signed to use Vimeo to power ecommerce videos, Diageo and Volvo for marketing on web and social, and and Philips Ultrasound signed up to use us for external events and webinars. 4

Self-Serve & Add-Ons 5 Self-Serve & Add-Ons continued to transition through a period of bookings and revenue declines. Despite these recent trends, we continue to believe that Self-Serve & Add-Ons can and will return to being a growth engine for Vimeo. Q2’23 Self-Serve & Add-Ons bookings were down 8% and revenue was down 9% year-over-year. That said, the revenue CAGR from Q2’20 to Q2’23 was 17%. Subscribers were down 9% year-over-year in the quarter, while ARPU was down slightly year-over-year and flat sequentially. Looking through to the drivers of Self-Serve in Q2, traffic continued to be down year-over-year, though the rate of decline has decreased significantly from last year. AOV showed improvement both quarter-over-quarter and year-over-year, and for the fourth straight quarter, retention showed sequential stability. As we turn to attaining growth in Self-Serve & Add-Ons, our primary near term focus area is improving conversion through product simplification, pricing optimization, and more pointedly attracting business oriented users. We believe that the demand for high-quality, easily-accessible video is there, and with our innovation, product simplification, and marketing initiatives, Vimeo is just starting to unlock this value creation opportunity.

Other 6 Other continued to decline, falling to 11% of bookings and 18% of revenue, as expected as we deprecate a number of products in this area. OTT already makes up the majority of Other bookings, and we expect this to increase going forward. In Q2, Other bookings fell 29% and revenue fell 21% year-over-year. Bookings for our OTT product were down year-over-year, but within our expectations given that we are not making growth investments in this area. OTT signed two large deals in the quarter, one with an eSports company and another with a retirement community, showing that there is still demand for this product across a variety of customer types. And we believe we can continue to capture and serve that demand despite having significantly reduced growth investments in this area, allowing us to allocate funds towards more strategic growth opportunities for the business.

Expenses & Profitability 7 Expense management continues to be an area of focus for Vimeo across all departments. On the cost of revenue front, we continued to optimize our hosting and support infrastructure, which drove GAAP gross profit of $79.0 million and non-GAAP gross profit* of $79.3 million. This resulted in GAAP and non-GAAP gross margin of 78%, the highest in the company’s history. Q2 headcount was down 14% year-over-year, helping drive efficiency improvements across expenses. Total non-GAAP operating expenses were down 18% year-over-year. In sales and marketing, we have put a lot of focus on efficiency with our go-to market teams, which has helped reduce GAAP sales and marketing expense by 8% year-over-year to 39% of revenue, in-line with Q2’22. Non-GAAP sales and marketing expense* was down 10% year-over-year to 36% of revenue, down one percentage-point vs. Q2 of last year helped by lower advertising spend as we focus on higher-efficiency customer acquisition channels. *See reconciliation of GAAP to non-GAAP measures starting on page 16.

8 In research and development, our focus is on delivering a streamlined product experience for our customers in the most efficient manner possible. At the same time, we are making important investments in areas such as AI, simplification, and building out functionality for businesses. In Q2, GAAP research and development was down 25% year-over-year to 26% of revenue, and non-GAAP R&D* was down 24% to 22% of revenue*, improvements of 6 and 4 percentage-points vs. Q2 of last year, respectively. General and administrative is an area we hope to meaningfully scale over time. We plan to do this by connecting more of our internal systems, continuing to operationalize better in key areas like billing and collections, and continually pushing on effectiveness of non-compensation expenses. In Q2, GAAP G&A was down 77% year-over-year to 7% of revenue, impacted by lower stock-based compensation expense, which is discussed below. We also benefited from a year-over-year improvement in bad debt expense in the quarter. Non-GAAP G&A* was down 26% year-over-year in Q2, coming in at 15% of revenue, 4 percentage-points lower than Q2 of last year. Stock-based compensation was $(0.6) million in the quarter, impacted by the announced departure of our CEO, which will result in the forfeiture of her unvested equity, which led to a reversal of $13.8 million in cumulative previously recognized SBC in the quarter. Interest expense was $0.9 million in the quarter, higher than recent history due to the termination of our unused $100 million credit facility entered into in February 2021, which caused us to amortize the remaining deferred financing costs of $0.8 million. Depreciation was $0.1 million in Q2, down sequentially and year-over-year. In both the prior and year-ago quarter, depreciation was higher than typical as part of right-sizing our real estate footprint, and in Q2 it came back to a more normalized run rate. Amortization of intangibles was $0.9 million in the quarter, down from the approximately $1.2 million quarterly run rate over the past year. This decrease was due to having now fully amortized our acquisition of Magisto. Net Income was $5.9 million in the quarter, driven into positive territory thanks to our efficiency measures and the reversal of stock-based compensation expense discussed above. Basic and Diluted EPS were $0.04 and $0.03, respectively, in the quarter. Adjusted EBITDA* was $5.0 million in the quarter, an $11.4 million improvement vs. the year-ago period thanks to gross margin improvements and efficiency gains across our operating expenses. This came in above our expectations due in part to some of the factors discussed above, including lower bad debt expense and cost controls. *See reconciliation of GAAP to non-GAAP measures starting on page 16.

Balance Sheet & Cash Flow Highlights 9 We ended Q2 with $278.4 million in cash and cash equivalents, up $10.4 million compared to the year-ago quarter. Accounts receivable, net was $25.9 million, down $14.1 million from Q2’22, as we have greatly improved our collections processes over the past year. Accrued expenses and other current liabilities was down $13.5 million year-over-year, primarily due to earn-outs related to prior acquisitions. Net cash from operating activities was $12.4 million in the quarter, an improvement of $34.4 million vs. Q2’22. Free Cash Flow* was $13.1 million in the quarter, an improvement of $35.1 million vs. Q2’22. Our focus on efficiency over the past year has enabled us to grow our cash position, providing us ample liquidity and financial flexibility that we believe to be a competitive strength for Vimeo going forward. *See reconciliation of GAAP to non-GAAP measures starting on page 16.

Outlook 10 Our continued progress in Q2 gives us confidence in our ability to execute against our goals of returning to bookings growth by year end while driving non-GAAP profitability. It’s important to note that bookings precedes revenue, so a return to revenue growth would lag a return to bookings growth. For third quarter 2023, we expect: ● Revenue to be slightly above $100 million, ● GAAP operating loss to be approximately $8 million, and ● Adjusted EBITDA* to be near $2 million, down sequentially from Q2 due to the timing of certain expenses. For full year 2023, we are: ● Reaffirming an expected mid-single digit percent decline in revenue, ● Updating GAAP operating loss expectations to now range from $19 to $14 million, and ● Updating Adjusted EBITDA* expectations to now range from $10 to $15 million. Thank You In closing out this shareholder letter, we want to take a moment to thank our CEO of the past six years, Anjali Sud. Anjali presided over the transformation of Vimeo from a small asset inside IAC with a nascent business strategy into a public company with over $400 million in revenue and significant enterprise momentum. She enhanced the brand, hired the next generation executive team, and is now in the process of setting us up for success as we transition to Adam’s leadership. Anjali always led with passion, and we are grateful for all her contributions to Vimeo over the years. *See reconciliation of GAAP to non-GAAP measures starting on page 16.

Video Conference Call 11 Vimeo will live stream a video conference to answer questions regarding its second quarter results on Wednesday, August 2, 2023, at 8:30 a.m. Eastern Time. This live stream will include disclosure of certain information, including forward-looking information, which may be material to an investor’s understanding of Vimeo’s business. The live stream will be open to the public at https://vimeo.com/investors.

GAAP FINANCIAL STATEMENTS VIMEO, INC. CONSOLIDATED STATEMENT OF OPERATIONS ($ in thousands except per share data) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenue $ 101,835 $ 110,977 $ 205,417 $ 219,331 Cost of revenue (exclusive of depreciation shown separately below) 22,845 26,878 46,517 53,634 Gross profit 78,990 84,099 158,900 165,697 Operating expenses: Research and development expense 26,676 35,728 57,936 70,146 Sales and marketing expense 39,764 43,080 79,751 86,236 General and administrative expense 6,943 29,710 16,249 58,322 Depreciation 102 1,537 1,030 1,913 Amortization of intangibles 910 1,341 2,144 2,632 Total operating expenses 74,395 111,396 157,110 219,249 Operating income (loss) 4,595 (27,297) 1,790 (53,552) Interest expense (877) (122) (998) (243) Other income, net 2,934 1,172 5,578 1,513 Earnings (loss) before income taxes 6,652 (26,247) 6,370 (52,282) Income tax provision (781) (255) (1,197) (778) Net earnings (loss) $ 5,871 $ (26,502) $ 5,173 $ (53,060) Per share information: Basic earnings (loss) per share $ 0.04 $ (0.16) $ 0.03 $ (0.33) Diluted earnings (loss) per share $ 0.03 $ (0.16) $ 0.03 $ (0.33) Weighted average shares outstanding used in the computation of net earnings (loss) per share: Basic 162,733 161,455 162,285 161,384 Diluted 164,988 161,455 164,418 161,384 Stock-based compensation expense by function: Cost of revenue $ 328 $ 237 $ 469 $ 401 Research and development expense 4,583 6,722 9,501 11,421 Sales and marketing expense 3,166 2,443 5,653 3,375 General and administrative expense (8,661) 9,270 (17,316) 17,668 Total stock-based compensation expense $ (584) $ 18,672 $ (1,693) $ 32,865 12

VIMEO, INC. CONSOLIDATED BALANCE SHEET ($ in thousands) June 30, 2023 December 31, 2022 ASSETS Cash and cash equivalents $ 278,445 $ 274,497 Accounts receivable, net 25,857 31,434 Prepaid expenses and other current assets 17,466 18,395 Total current assets 321,768 324,326 Leasehold improvements and equipment, net 1,038 1,355 Goodwill 245,406 245,406 Intangible assets with definite lives, net 3,324 5,468 Other non-current assets 24,525 28,876 TOTAL ASSETS $ 596,061 $ 605,431 LIABILITIES AND SHAREHOLDERS' EQUITY LIABILITIES: Accounts payable, trade $ 4,128 $ 8,415 Deferred revenue 173,995 167,388 Accrued expenses and other current liabilities 49,603 57,151 Total current liabilities 227,726 232,954 Other long-term liabilities 15,442 18,619 Commitments and contingencies SHAREHOLDERS' EQUITY: Common stock 1,574 1,572 Class B common stock 94 94 Preferred stock — — Additional paid-in capital 762,000 768,390 Accumulated deficit (410,194) (415,367) Accumulated other comprehensive loss (581) (831) Total shareholders' equity 352,893 353,858 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 596,061 $ 605,431 13

VIMEO, INC. CONSOLIDATED STATEMENT OF CASH FLOWS ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Cash flows from operating activities: Net earnings (loss) $ 5,871 $ (26,502) $ 5,173 $ (53,060) Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: Stock-based compensation expense (584) 18,672 (1,693) 32,865 Amortization of intangibles 910 1,341 2,144 2,632 Depreciation 102 1,537 1,030 1,913 Provision for credit losses 136 3,892 17 7,015 Loss on the sale of an asset — — 37 — Non-cash lease expense 1,141 1,650 2,267 3,621 Other adjustments, net 1,438 (735) 1,411 (719) Changes in assets and liabilities: Accounts receivable 1,672 (9,539) 3,870 (18,225) Prepaid expenses and other assets (1,667) (3,208) (57) (2,870) Accounts payable and other liabilities (2,977) (14,620) (11,417) (26,327) Deferred revenue 6,397 5,555 8,414 4,445 Net cash provided by (used in) operating activities 12,439 (21,957) 11,196 (48,710) Cash flows from investing activities: Acquisitions, net of cash acquired — — — 21 Capital expenditures (21) (115) (107) (630) Proceeds from the sale of an asset — — 639 1,611 Net cash (used in) provided by investing activities (21) (115) 532 1,002 Cash flows from financing activities: Withholding taxes paid related to equity awards (2,471) 11 (4,180) (5,126) Proceeds from exercise of stock options 49 — 128 18 Contingent consideration payment — — (3,297) — Other (1) (621) (266) (621) Net cash used in financing activities (2,423) (610) (7,615) (5,729) Total cash provided (used) 9,995 (22,682) 4,113 (53,437) Effect of exchange rate changes on cash and cash equivalents and restricted cash 103 (363) (154) (488) Net increase (decrease) in cash and cash equivalents and restricted cash 10,098 (23,045) 3,959 (53,925) Cash and cash equivalents and restricted cash at beginning of period 268,695 291,465 274,834 322,345 Cash and cash equivalents and restricted cash at end of period $ 278,793 $ 268,420 $ 278,793 $ 268,420 14

VIMEO, INC. DISAGGREGATED REVENUE AND OPERATING METRICS (In thousands except per ARPU) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Disaggregated Revenue Self-Serve & Add-Ons $ 70,821 $ 78,246 $ 142,423 $ 154,337 Vimeo Enterprise 12,899 9,795 24,471 18,896 Other 18,115 22,936 38,523 46,098 Total Revenue $ 101,835 $ 110,977 $ 205,417 $ 219,331 Operating Metrics Self-Serve & Add-Ons: Subscribers 1,432.0 1,565.8 1,432.0 1,565.8 Average Subscribers 1,455.2 1,566.3 1,468.5 1,560.3 ARPU $ 195 $ 200 $ 196 $ 199 Bookings $ 74,789 $ 80,891 $ 146,163 $ 157,166 Vimeo Enterprise: Subscribers 2.8 1.9 2.8 1.9 Average Subscribers 2.6 1.9 2.5 1.8 ARPU $ 19,672 $ 21,220 $ 19,727 $ 21,523 Bookings $ 18,205 $ 10,575 $ 31,736 $ 18,935 Other: Subscribers 77.6 114.8 77.6 114.8 Average Subscribers 80.6 117.8 85.5 126.8 ARPU $ 901 $ 781 $ 909 $ 733 Bookings $ 11,296 $ 15,881 $ 24,151 $ 34,517 15

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES ($ in millions; rounding differences may occur) Three Months Ended June 30, 2023 2022 2021 Reconciliation of non-GAAP gross profit: GAAP Gross profit $ 79.0 $ 84.1 $ 70.3 Gross Margin 78% 76% 73% Add back: Stock-based compensation expense 0.3 0.2 0.2 Add back: Restructuring costs — — — Non-GAAP Gross Profit $ 79.3 $ 84.3 $ 70.4 Non-GAAP Gross Margin 78% 76% 73% Reconciliation of non-GAAP operating expenses: GAAP Research and development expense $ 26.7 $ 35.7 $ 27.1 % of Revenue 26% 32% 28% Less: Stock-based compensation expense 4.6 6.7 5.7 Less: Restructuring costs — — — Non-GAAP Research and development expense $ 22.1 $ 29.0 $ 21.3 % of Revenue 22% 26% 22% GAAP Sales and marketing expense $ 39.8 $ 43.1 $ 40.2 % of Revenue 39% 39% 42% Less: Stock-based compensation expense 3.2 2.4 1.5 Less: Restructuring costs — — — Non-GAAP Sales and marketing expense $ 36.6 $ 40.6 $ 38.7 % of Revenue 36% 37% 40% GAAP General and administrative expense $ 6.9 $ 29.7 $ 21.5 % of Revenue 7% 27% 22% Less: Stock-based compensation expense (8.7) 9.3 7.3 Less: Contingent consideration — (0.7) — Less: Restructuring costs — — — Non-GAAP General and administrative expense $ 15.6 $ 21.1 $ 14.2 % of Revenue 15% 19% 15% 16

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES ($ in millions except per share data; shares in thousands; rounding differences may occur) Three Months Ended June 30, 2023 2022 2021 Reconciliation of net earnings (loss) to Adjusted EBITDA: Net earnings (loss) $ 5.9 $ (26.5) $ (20.4) Add back: Income tax provision 0.8 0.3 0.1 Other income, net (2.9) (1.2) (0.1) Interest expense 0.9 0.1 0.1 Operating income (loss) 4.6 (27.3) (20.3) Operating Income (Loss) Margin 5% (25)% (21)% Add back: Stock-based compensation expense (0.6) 18.7 14.7 Depreciation 0.1 1.5 0.2 Amortization of intangibles 0.9 1.3 1.6 Contingent consideration — (0.7) — Restructuring costs — — — Adjusted EBITDA $ 5.0 $ (6.4) $ (3.8) Adjusted EBITDA Margin 5% (6)% (4)% Computation of Free Cash Flow: Net cash used in operating activities $ 12.4 $ (22.0) $ 18.2 Add: Restructuring costs 0.7 — — Add: Contingent consideration — — — Less: Capital expenditures — (0.1) (0.1) Free Cash Flow $ 13.1 $ (22.1) $ 18.1 17

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL OUTLOOK ($ in millions; rounding differences may occur) Three Months Ended September 30, 2023 Twelve Months Ended December 31, 2023 Operating loss to Adjusted EBITDA range: Operating loss $ (8.4) $ (19.2) — $ (14.2) Add back: Stock-based compensation expense 9.9 20.0 20.0 Depreciation 0.2 1.4 1.4 Amortization of intangibles 0.3 2.8 2.8 Contingent consideration — 0.1 0.1 Restructuring costs — 4.9 4.9 Adjusted EBITDA $ 2.0 $ 10.0 — $ 15.0 18

PRINCIPLES OF FINANCIAL REPORTING We have provided in this press release certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP gross profit, non-GAAP operating expenses, and free cash flow, to supplement our financial information presented in accordance with GAAP. We use these non-GAAP financial measures internally in analyzing our financial results and believe that these non- GAAP financial measures are useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. However, our presentation of these non-GAAP financial measures may differ from the presentation of similarly titled measures by other companies. Adjusted EBITDA is one of the metrics on which our internal budgets are based and also one of the metrics by which management is compensated. We believe that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We endeavor to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence and descriptions of the reconciling items, including quantifying such items, to derive the non- GAAP measure. We encourage investors to examine the reconciling adjustments between the GAAP and corresponding non- GAAP measure. From time to time, we provide forward-looking outlook information, including for Adjusted EBITDA. Adjusted EBITDA used in our outlook will differ from net earnings (loss) and operating income (loss) in ways similar to the reconciliations provided above and the definitions of Adjusted EBITDA provided below. Definitions of Non-GAAP Measures Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") is defined as operating income (loss) excluding: (1) stock-based compensation expense; (2) depreciation; (3) acquisition-related items consisting of (i) amortization of intangible assets, (ii) impairments of goodwill and intangible assets, if applicable, and (iii) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (4) restructuring costs associated with exit or disposal activities such as a reduction in force. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. The above items are excluded from our Adjusted EBITDA measure because these items are either non-cash or non-recurring in nature and are collectively referred to as "Adjusted EBITDA Non-GAAP Adjustments." Adjusted EBITDA has certain limitations because it excludes the impact of these expenses. Adjusted EBITDA Margin is Adjusted EBITDA, divided by revenue. Non-GAAP Gross Profit excludes stock-based compensation expense and restructuring costs included in Cost of revenue. Non-GAAP Gross Margin is Non-GAAP Gross Profit, divided by revenue. Non-GAAP Operating Expenses include Non-GAAP Research and development expense, Non-GAAP Sales and marketing expense, and Non-GAAP General and administrative expense. These Non-GAAP operating expenses exclude Adjusted EBITDA Non-GAAP Adjustments in their respective expense items. Free Cash Flow is defined as net cash used in, or provided by, operating activities less cash used for capital expenditures, contingent consideration arrangements included in operating activities and restructuring costs. We believe Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Items That Are Excluded From Non-GAAP Measures Stock-based compensation expense consists of expense associated with the grants of Vimeo stock-based awards. These expenses are not paid in cash and we view the economic costs of stock-based awards to be the dilution to our share base. We also consider the dilutive impact of stock-based awards in GAAP diluted earnings per share, to the extent such impact is dilutive. Depreciation is a non-cash expense relating to our leasehold improvements and equipment and is computed using the straight- line method to allocate the cost of depreciable assets to operations over their estimated useful lives, or, in the case of leasehold improvements, the lease term, if shorter. 19

Amortization of intangible assets and impairments of goodwill and intangible assets are non-cash expenses related to acquisitions. At the time of an acquisition, the identifiable definite-lived intangible assets of the acquired company, such as customer relationships, technology and trade names, are valued and amortized over their estimated lives. An impairment is recorded when the carrying value of an intangible asset or goodwill exceeds its fair value. We believe that intangible assets represent costs incurred by the acquired company to build value prior to acquisition and the related amortization and impairments of intangible assets or goodwill, if applicable, are not ongoing costs of doing business. Gains and losses recognized on changes in the fair value of contingent consideration arrangements are accounting adjustments to report contingent consideration liabilities at fair value. These adjustments can be highly variable and are excluded from our assessment of performance because they are considered non-operational in nature and, therefore, are not indicative of current or future performance or the ongoing cost of doing business. Restructuring costs consist of costs associated with exit or disposal activities such as severance and other post-employment benefits paid in connection with a reduction in force. We consider these costs to be non-recurring in nature and therefore, are not indicative of current or future performance or the ongoing cost of doing business. Operating Metrics and Key Terms Self-Serve & Add-Ons relates to our subscription plans sold directly online, and any add-on services tied to those online subscriptions. This includes our Starter, Standard, and Advanced subscription plans, and add-on services such as bandwidth charges, which are sold through our sales force to subscribers of one of our plans if they exceed a certain threshold of bandwidth. Vimeo Enterprise relates to our video offering designed for teams and organizations, which includes the same capabilities of Self-Serve & Add-Ons plus enterprise-grade features such as advanced security, custom user permissions, single-sign on for employees, interactive video tools, and marketing software integrations. Vimeo Enterprise is sold through our sales force and is often an upgrade from Vimeo's Self-Serve & Add-Ons as the number of users or use cases in an organization grow. Other relates to products and services we offer outside of Self-Serve & Add-Ons and Vimeo Enterprise, primarily our over-the- top ("OTT") video monetization solution that allows customers to launch and run their own video streaming channel directly to their audience through a branded web portal, mobile apps and Internet-enabled TV apps. Other also includes Magisto, Livestream, WIREWAX, and Wibbitz. Subscribers is the number of users who have an active subscription to one of Vimeo’s paid plans measured at the end of the relevant period. Vimeo counts each account with a subscription plan as a subscriber. In the case of customers who maintain accounts across Self-Serve & Add-Ons, Vimeo Enterprise, and Other, Vimeo counts them as one subscriber for each of the components in which they maintain a subscription. Vimeo does not count team members who have access to a subscriber’s account as additional subscribers. Average Subscribers is the sum of the number of Subscribers at the beginning and at the end of the relevant measurement period divided by two. Average Revenue per User (“ARPU”) is the annualized revenue for the relevant period divided by Average Subscribers. For periods that are less than a full year, annualized revenue is calculated by dividing the revenue for that particular period by the number of calendar days in the period and multiplying this value by the number of days in that year. Bookings consists of fixed fees for SaaS services, measured at the end of the relevant period, that subscribers have paid or committed to pay during their subscription period or 12 months, whichever is shorter, less refunds and chargebacks during the same period. Gross Margin is revenue less cost of revenue, divided by revenue. Operating Income (Loss) Margin is Operating income (loss), divided by revenue. Net Revenue Retention ("NRR") is a metric we track for our Vimeo Enterprise Customers that is calculated at the end of the relevant period, by taking the sum of (a) annualized subscription revenue for Vimeo Enterprise Customers at the end of the period that also existed twelve months prior and (b) the variable revenue attributed to these same customers over the preceding twelve months and dividing that by the annualized subscription revenue for all customers that existed twelve months prior plus the variable revenue attributed to this same set of customers over the twelve months prior to that date. 20

DILUTIVE SECURITIES Vimeo has various dilutive securities. The table below details these securities as well as estimated dilution at various stock prices (shares in millions; rounding differences may occur). Shares Avg. Exercise Price As of 7/28/2023 Dilution at: Share Price $ 4.01 $ 6.00 $ 8.00 $ 10.00 $ 12.00 Common Stock Outstanding as of 7/28/2023 166.9 166.9 166.9 166.9 166.9 166.9 SARs and Stock Options 13.8 $ 5.60 — — 1.4 2.6 3.5 RSUs 16.7 9.1 9.1 9.1 9.1 9.1 Total Estimated Dilution 9.1 9.1 10.5 11.7 12.5 % Dilution 5.4% 5.4% 6.3% 7.0% 7.5 % Total Estimated Diluted Shares Outstanding 175.9 175.9 177.3 178.6 179.4 The dilutive securities presentation is calculated using the methods and assumptions described below, which are different than those prescribed by GAAP. The estimated dilutive effect was calculated assuming the Company settles equity awards on a net basis; therefore, the dilutive effect is presented as the net number of shares expected to be issued upon vesting or exercise, adjusted for (i) the estimated income tax benefit from the tax deduction received upon the vesting or exercise of awards held in the U.S., as such tax benefit is assumed to be used to repurchase shares of Vimeo common stock and (ii) in the case of stock options, the strike price proceeds that are received by the Company and assumed to be used to repurchase shares of Vimeo common stock. The number of shares required to settle stock appreciation rights will be impacted by movement in the stock price of Vimeo. 21

OTHER INFORMATION Cautionary Statement Regarding Forward-Looking Information This press release and the Vimeo livestream which will be held at 8:30 a.m. Eastern Time on August 2, 2023, contain "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "will," "may," "could," "should," "would," "anticipates," "estimates," "expects," "plans," "projects," "forecasts," "intends," "targets," "seeks" and "believes," as well as variations of these words or comparable words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to Vimeo's expectations regarding future results of operations and financial condition, business strategy, and plans and objectives of management for future operations. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: adverse changes in economic conditions, changes in the regulatory landscape, including, in particular, changes in laws that might increase the liability of online intermediaries for user-generated content, reputational damage caused by problematic user content or our decisions to remove (or not remove) it; changes in policies implemented by third party platforms upon which we rely for traffic and distribution of mobile apps, increased competition in the online video category, our ability to convert visitors into uploaders and uploaders into paying subscribers, our ability to retain paying subscribers by maintaining and improving our value proposition, our ability to provide video storage and streaming in a cost-effective manner, our ability to successfully attract sales-assisted customers, our ability to protect sensitive data from unauthorized access, the integrity, quality, scalability and redundancy of our systems, technology and infrastructure (and those of third parties with which we do business), our ability to successfully operate in and expand into additional international markets, our ability to adequately protect our intellectual property rights and not infringe the intellectual property rights of third parties, foreign exchange currency rate fluctuations, the impact of the COVID-19 pandemic and geopolitical events on our business, the possibility that our historical consolidated and combined results may not be indicative of our future results and the other factors set forth in the section titled "Risk Factors" in our Annual Report on Form 10- K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") on February 27, 2023 as they may be updated by our periodic reports subsequently filed with the SEC. Other unknown or unpredictable factors that could also adversely affect Vimeo’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Vimeo’s management as of the date of this communication. Vimeo does not undertake to update these forward-looking statements. About Vimeo Vimeo (NASDAQ:VMEO) is the world's most innovative video experience platform. We enable anyone to create high-quality video experiences to connect better and bring ideas to life. We proudly serve our growing community of more than 300 million users — from creative storytellers to globally distributed teams at the world's largest companies. Learn more at www.vimeo.com. Contact Us Vimeo Investor Relations Ken Goff ir@vimeo.com Vimeo Communications Lisa Chan pr@vimeo.com 22